UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012 (November 30, 2012)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Plains Exploration & Production Company (“PXP”) filed with the United States Securities and Exchange Commission on November 30, 2012 related to PXP’s acquisition of certain oil and natural gas interests in and near the Holstein, Diana, Hoover, Horn Mountain, Marlin, Dorado, King and Ram Powell Fields located in the Gulf of Mexico from BP Exploration & Production Inc. and BP America Production Company and PXP’s acquisition of certain oil and natural gas interests in the Holstein Field located in the Gulf of Mexico from Shell Offshore Inc. This amendment includes the historical unaudited interim financial statements of the businesses acquired and the unaudited pro forma financial information required to be filed pursuant to Items 2.01, 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company and the Holstein Field Working Interest for the nine months ended September 30, 2012 and 2011, are included as Exhibits 99.1 and 99.2, respectively, hereto.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011, are included as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company for the nine months ended September 30, 2012 and 2011.

99.2	Unaudited interim Statements of Revenues and Direct Operating Expenses of the Holstein Field Working Interest for the nine months ended September 30, 2012 and 2011.

99.3	Unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: December 13, 2012
/s/ Nancy I. Williams
Nancy I. Williams Vice President—Accounting, Controller & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company for the nine months ended September 30, 2012 and 2011.

99.2	Unaudited interim Statements of Revenues and Direct Operating Expenses of the Holstein Field Working Interest for the nine months ended September 30, 2012 and 2011.

99.3	Unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.